UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 1, 2023

TPG Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300		76102
Fort Worth, TX		(Zip Code)
(817) 871-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) is being filed by TPG Inc., a Delaware corporation (the “Company”), to amend the Current Report on Form 8-K (the “Original Report”) originally filed by the Company on November 2, 2023, in which the Company reported, among other things, the consummation of the acquisition (the “Acquisition”) of Angelo, Gordon & Co., L.P., AG Funds L.P. and AG Partners, L.P., pursuant to the terms and subject to the conditions set forth in the Transaction Agreement (as defined in the Original Report).
This Amendment is being filed solely for the purpose of supplementing the audited consolidated financial statements of AG Partner Investments, L.P. as of and for the years ended December 31, 2022 and 2021 and the unaudited consolidated financial statements of AG Partner Investments, L.P. as of and for the six months ended June 30, 2023 and June 30, 2022 provided under Item 9.01(a) in the Original Report to include the unaudited consolidated financial statements of AG Partner Investments, L.P. as of and for the nine months ended September 30, 2023 and September 30, 2022.
No other amendments or modifications to the Original Report are being made by this Amendment. This Amendment should be read in conjunction with the Original Report, which provides a more complete description of the Acquisition, the transactions contemplated thereby and certain financial related information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The unaudited consolidated financial statements of AG Partner Investments, L.P. as of and for the nine months ended September 30, 2023 and September 30, 2022 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited consolidated financial statements of AG Partner Investments, L.P. as of and for the nine months ended September 30, 2023 and September 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel
Date: February 26, 2024